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                                                                EXHIBIT 10.29

                                            April 26, 1995



Donald P. Casey
61 Jordan Road
Brookline, MA 02146

Dear Don:

        Reference is made to your Letter Agreement ("the Employment Letter") dated March 9, 1993 between you and Wang Laboratories, Inc. ("WLI") relative to your employment by WLI as its President and Chief Development Officer.

        WLI has agreed with you that the Employment Letter is hereby amended as follows:

        (1) The first sentence of the Employment Letter is amended to provide that you shall be employed as the President and Chief Technology Officer of WLI.

        (2) The provisions of Paragraph 2 shall be modified to provide that the Term as therein defined shall end on June 30, 1997, which shall be the Termination Date.

        The Employment Letter is hereby ratified and confirmed except as expressly modified herein.

                                        WANG LABORATORIES, INC.




                                        By:  /s/ Joseph M. Tucci
                                           ---------------------------
                                             Joseph M. Tucci

Agreed to:


/s/ Donald P. Casey
-------------------------
Donald P. Casey